Exhibit 99.1

© Copyright 2009 ENDO PHARMACEUTICALS Oppenheimer & Company 20 Annual Healthcare Conference November 4, 2009 2 th

© Copyright 2009 3
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
regarding, among other things, the company’s financial position, results of operations, market position, product development and business strategy, as well as estimates of future total revenues, future expenses, future net income and future earnings per share. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may”
“intend,” “guidance” or similar expressions are forward-looking statements.  Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors could affect our future financial results and could cause our actual results to differ materially from those expressed in forward-looking statements contained in this presentation. These factors include, but are not limited to: the possibility that the acquisition of Indevus is not complementary to Endo; the inherent uncertainty of the timing and success of, and expense associated with, research, development, regulatory approval and commercialization of our products and pipeline products; competition in our industry, including for branded and generic products, and in connection with our acquisition of rights to assets, including intellectual property; government regulation of the pharmaceutical industry; our dependence on a small number of products and on outside manufacturers for the manufacture of our products; our dependence on third parties to supply raw materials and to provide services for certain core aspects of our business; new regulatory action or lawsuits relating to our use of controlled substances in many of our core products; our exposure to product liability claims and product recalls and the possibility that we may not be able to adequately insure ourselves; our ability to protect our proprietary technology; our ability to successfully implement our in-licensing and acquisition strategy; the availability of third-party reimbursement for our products; the outcome of any pending or future litigation or claims by the government; our dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of our total net sales; a determination by a regulatory agency that we are engaging in inappropriate sales or marketing activities, including promoting the “off-label” use of our products; the loss of branded product exclusivity periods and related intellectual property; and exposure to securities that are subject to market risk including auction-rate securities the market for which is currently illiquid; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, particularly the discussion under the caption "Item 1A, RISK FACTORS" in our annual report on Form 10-K for the year ended December 31, 2008, which was filed with the Securities and Exchange Commission on March 2, 2009. The forward-looking statements in this presentation are qualified by these risk factors. These are factors that, individually or in the aggregate, we think could cause our actual results to differ materially from expected and historical results. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.
Forward-Looking Statement

© Copyright 2009
Q3 Performance Highlights
4
Strong Q3 Commercial Results:
• 14% Revenue growth year-over-year
• Actual Reported (GAAP) EPS of $0.42 and Adjusted Diluted EPS
of $0.63
• Over $700M in cash and marketable securities available* as of
September 30
th
, 2009
• Successful re-launch of VALSTAR
TM
• Licensed FORTESTA
TM
from ProStrakan
• Licensed Urocidin
TM
from BioNiche
• Retired $116M of legacy Indevus debt
* Includes balance of Auction Rate Securities but excludes restricted cash.

© Copyright 2009 5
($ In millions)
Strong Operating Performance
24% CAGR Sales and
Cash Flow
*
* Net sales CAGR includes 2009 Guidance midpoint. Cash Flow from Operations CAGR based on 10-K data through 2008.
$252
$399
$596
$615
$820
$910
$1,086
$1,261
$1.44B - $1.465B
$80
$110
$217
$171
$285
$345
$366
$357
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2001 2002 2003 2004 2005 2006 2007 2008 2009E
Net Sales Cash Flow from Operations

Frova®
frovatriptan succinate

think™
OPANA® ER
(oxymorphone HCl) CII
Extended-release tablets

think™
OPANA®
(oxymorphone HCl) CII

Voltaren® Gel
(diclofenac sodium topical gel) 1%

Lidoderm®
LIDOCAINE PATCH 5%
A Custom Fit for PHN Pain

Percocet® CII
(oxycodone and acetaminophen tablets, USP)

VALSTAR™
(valrubicin) Sterile Solution for Intravesical Instillation

ONCE-YEARLY
SUPPRELIN® LA
(histrelin acetate) subcutaneous implant

ONCE-YEARLY
VANTAS®
(histrelin implant)

ENDO
PHARMACEUTICALS

© Copyright 2009 6 Solid Base Business Supporting Growth

Franchise Value
LIDODERM
OPANA ER
Voltaren Gel
FROVA
Percocet
Complementary Therapeutics
Portfolio of Pain Products

ENDO PHARMACEUTICALS

© Copyright 2009 7
Pain: LIDODERM ® , OPANA ® ER, Voltaren ® Gel
and FROVA ®
Portfolio Build and Timing
OPANA ER:
• Continued strong share growth
• 43% TRx growth YOY
Voltaren Gel:
• Solid TRx growth since 2008 launch
• Launch of 3&5 tube packages in Q1
• Launched the “Go Ahead and Rub It
In” marketing program
LIDODERM:
• Support growth in PHN
• Improved Physician targeting
• Strong source of cash flow

Endocrinology
Portfolio of Products
Complementary
Therapeutics
AVEED
FORTESTA
SUPPRELIN LA
Franchise Value

ENDO PHARMACEUTICALS

© Copyright 2009 8
Endocrinology Franchise: SUPPRELIN ® LA ,
AVEED
TM
and FORTESTA
TM
Portfolio Build and Timing
SUPPRELIN LA:
• Central Precocious Puberty
Incidence: 1 in every 5,000 – 10,000
children
• SUPPRELIN LA Market Share ~30%
• Increasing marketing support to
grow share
• Re-implantation rate of ~75%

VALSTAR™
(valrubicin) Sterile Solution for Intravesical Instillation

Unmet medical need, FDA drug shortage list since 2002 → Launch with Urology Sales Force → Target Leading Urologists

ENDO PHARMACEUTICALS

© Copyright 2009 9
VALSTAR
•
Only FDA-approved treatment for BCG-refractory bladder cancer in situ when cystectomy is not an option
• BCG-Refractory Patient Population 15,000+
• Amended sNDA approved in February 2009
• First orders have been received and shipped
New Product Launched:
VALSTAR™ for bladder cancer

Convenient, consistent treatment with high satisfaction

Launch with PCP and Urology Sales Force

$900M Marketplace

ENDO PHARMACEUTICALS

© Copyright 2009 10
AVEED
• 10-week injectable testosterone therapy
• $900 million market in the US, growing more than 20% per annum
• Launch targeted for late 2009 or early 2010, pending FDA approval
Upcoming Product Launch:
AVEED™ Long-Acting Injectable Testosterone

Primary TRT entry point for Patients

Launch with PCP and Urology Sales Force

$900M Marketplace

ENDO PHARMACEUTICALS

© Copyright 2009 11
FORTESTA
• Complementary therapeutic to AVEED™
• Sales force call synergies
• Complete Response Letter from FDA October 2009
• Expect to file complete response mid-2010
Upcoming Product Launch:
FORTESTA™ 2% Testosterone Gel

U.S. rights with an option for Worldwide

Currently developing as a refractory therapy

Potential to develop as a first line therapy

© Copyright 2009 12
New Pipeline Asset:
Urocidin
TM
for bladder cancer
Urocidin
• 70,000+ Newly diagnosed bladder cancer patients per year
• Upfront cash payment of $20M and Milestones of up to $110M
• Complementary therapeutic to Valstar
• Initiating a second Phase III study that will include 900 patients at 150 centers

Develop and commercialize high value generics

In-license products and API

Leverage implant technology to improve patient compliance and outcomes

ENDO PHARMACEUTICALS

© Copyright 2009 13 Specialty Generics Strategy

© Copyright 2009 14
Phase I Phase II Phase III NDA
AVEED
Long Acting Injectable Testosterone
FORTESTA
2% Testosterone Gel
Urocidin
Bladder Cancer
Octreotide Implant
Acromegaly
Axomadol
Moderate to moderately severe chronic pain
Pagoclone*
Stuttering
Octreotide Implant
Carcinoid Syndrome
Pending
* Licensed to Teva Pharmaceuticals Inc.
Development Pipeline
Pending

Focused on executing additional business development transactions to enhance revenue growth in 2010 and beyond

Enhanced product and therapeutic diversification

Strength of base business generates solid cash flow supporting future growth

ENDO PHARMACEUTICALS

© Copyright 2009 15 Endo Pharmaceuticals